UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2010

WUHAN GENERAL GROUP (CHINA), INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34125 (Commission File Number)	84-1092589 (IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86) 27-5970-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The management of Wuhan General Group (China), Inc. (the “Company”) has updated its guidance for the fiscal year ended December 31, 2009.  The Company’s 2009 revenue is expected to be in the range of $88 million and $92 million and its net income is expected to be in the range of $9 million and $10 million, excluding non-cash penalty charges associated with the Company’s capital market activities.  This guidance is based on information currently available to the Company and is subject to change based upon the completion of the Company’s financial statements for the fiscal year ended December 31, 2009.  The Company is in the process of preparing its financial statements for the fiscal year ended December 31, 2009 and has not issued its earnings release for such period.  The Company expects to release earnings for the fiscal year ended December 31, 2009 and file its annual report on Form 10-K in late March 2010.

As previously disclosed in the Form 8-K filed on November 17, 2009, the Company, through its wholly owned subsidiaries Wuhan Blower Co., Ltd., Wuhan Generating Equipment Co., Ltd. and Wuhan Xingelin Machinery Equipment Manufacturing Co., Ltd. (collectively, the “Borrowers”), entered into a Loan Agreement with Standard Chartered Bank (China) Limited, Guangzhou Branch (the “Lender”).  The Loan Agreement provides for a loan facility totaling RMB 303,100,000 (approximately $44.4 million) in senior secured debt financing consisting of a term loan facility for up to RMB 211,600,000 (approximately $31.0 million) (the “Tranche A Loan”) and a term loan facility for up to RMB 91,500,000 (approximately $13.4 million) (the “Tranche B Loan”).  As of January 29, 2010, the Lender funded an aggregate of approximately RMB 156,000,000 (approximately $22.8 million) of the Tranche A Loan.

The information contained in Item 7.01 is not “filed” for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference.  By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc.

Date: January 29, 2010

By:		/s/ Philip Lo
	Name: Title:	Philip Lo Chief Financial Officer